UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2024

SIGMA ADDITIVE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SASI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (this “Report”) regarding the 2023 Plan (as defined below) is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2024, Sigma Additive Solutions, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Articles of Incorporation (the “Charter Amendment”), as amended to date (the “Current Articles”), with the Secretary of State of the State of Nevada, pursuant to which effective as of 12:01 a.m. Pacific time on March 13, 2024, (i) the Company’s corporate name will be changed from Sigma Additive Solutions, Inc. to “NextTrip, Inc.” (the “Name Change”), and (ii) the number of shares of Company common stock authorized for issuance under the Current Articles will be increased from 1,200,000 shares to 250,000,000 shares (the “Increase in Authorized”). As reported in Item 5.07 below, the Name Change and Increase in Authorized were approved by the Company’s stockholders at that Special Meeting of Stockholders held on March 8, 2024 (the “Special Meeting”).

In connection with the Name Change, effective as of the open of the market on March 13, 2024, the Company’s common stock will begin trading on the Nasdaq Capital Market under the new ticker symbol “NTRP” (the “Ticker Symbol Change”). The CUSIP of the Company’s common stock will remain unchanged.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Report and is incorporated by reference herein.

Additionally, in connection with the Increase in Authorized, and effective March 13, 2024, the Company will implement the Company’s new 2023 Equity Incentive Plan (the “2023 Plan”), which was previously adopted by the Company’s board of directors in November 2023 and subsequently approved by the Company’s stockholders at that Annual Meeting of Stockholders held by the Company on December 28, 2023. The Company elected to wait to implement the 2023 Plan due to the fact that it did not have sufficient shares of common stock authorized for issuance under the Current Articles at the time that stockholder approval of the 2023 Plan was obtained. Additional information regarding the 2023 Plan, including a summary of the material terms of the 2023 Plan, is set forth in the Company’s the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “Commission”) on December 1, 2023. Such information and the foregoing description of the 2023 Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the 2023 Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 8, 2024, the Company held the Special Meeting in a virtual format. At the close of business on January 29, 2024, the record date for the Special Meeting, there were 936,430 shares of Company common stock issued and outstanding, 100,000 shares of Series G Convertible Preferred stock (“Series G Preferred”) outstanding, and 150,000 shares of Series H Convertible Preferred stock (“Series H Preferred”) outstanding. Each share of Series G and Series H Preferred outstanding as of the record date was entitled to one vote on all matters presented to stockholders at the Special Meeting. At the Special Meeting, 849,867 shares, or approximately 71.6 % of the Company’s 1,186,430 total shares of capital stock entitled to vote as of the record date, were present, either by proxy or in person (virtually), constituting a quorum.

The proposals voted on at the Special Meeting are more fully described in the Definitive Proxy Statement on Schedule 14A filed by the Company with the Commission on February 9, 2024, which information is incorporated herein by reference.

The final voting results on the proposals presented for stockholder approval at the Special Meeting were as follows:

Proposal No. 1: The Company’s stockholders approved an amendment to the Current Articles to change the Company’s corporate name to “NextTrip, Inc.” The final voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
823,691	21,719	4,457	-

Proposal No. 2: The Company’s stockholders approved an amendment to the Current Articles to increase the number of shares of Company common stock authorized for issuance thereunder from 1,200,000 shares to 250,000,000 shares. The final voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
682,344	25,005	912	141,606

Proposal No. 3: The Company’s stockholders approved the adjournment of the Special Meeting by the chairman thereof to a later date to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve either of the foregoing proposals. The final voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
804,046	45,389	432	-

Although Proposal No. 3 was approved by the Company’s stockholders, the chairman of the Special Meeting did not elect to adjourn the meeting, as both of the other two proposals were also approved.

Item 7.01 Regulation of FD Disclosure.

On March 12, 2024, the Company issued a press release announcing the Name Change and the Ticker Symbol Change. A copy of this press release is furnished as Exhibit 99.1 to this Report.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act on 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Report will not be deemed an admission as to the materiality of any information in this Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Report, including Exhibit 99.1 hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Report, including in Exhibit 99.1 hereto, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Report, including Exhibit 99.1 hereto, are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward-looking statements speak only as of the date of this Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment, effective as of March 13, 2024.
99.1	Press Release, dated March 12, 2024.
104	Cover Page Interactive Data File (embedded within Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2024	SIGMA ADDITIVE SOLUTIONS, INC.

	By:	/s/ William Kerby
William Kerby
Chief Executive Officer